UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2010 (September 24, 2010)

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On September 24, 2010, Avago Technologies Limited (the “Company”) and its controlling shareholder, Bali Investments S.àr.l, entered into MSA Termination Agreements with each of Hock Tan, our President and Chief Executive Officer, Douglas Bettinger, our Senior Vice President and Chief Financial Officer, Bryan Ingram, our Senior Vice President and General Manager, Wireless Semiconductor Division, Boon Chye Ooi, Senior Vice President, Global Operations, Patricia McCall, Vice President, General Counsel (such officers together, the “Named Executive Officers”) and other senior members of management (together with the Named Executive Officers, the “MSA Participants”). The form of MSA Termination Agreement is filed herewith as Exhibit 10.1. The MSA Termination Agreements terminate the Management Shareholders Agreements among the Company, Bali and each such MSA Participant with effect from September 27, 2010.

Item 7.01.	Regulation FD Disclosure.

Certain of the Company’s Named Executive Officers, including Hock Tan, its President and Chief Executive Officer and Douglas Bettinger, its Senior Vice President and Chief Financial Officer, have adopted pre-arranged share trading plans to sell Avago ordinary shares that they currently own or will acquire through the exercise of vested options (“10b5-1 Plans”). These 10b5-1 Plans were adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding transactions in Avago shares.

Under Rule 10b5-1, directors, officers and other persons may adopt a pre-arranged plan for the sale of their company’s securities under specified terms and conditions and at specified times, in order to allow them to manage their personal financial situation. The person adopting the plan may not retain or exercise any discretion or influence over trading under the plan, although the plan may be amended or terminated under certain circumstances. Under Avago’s trading policy, a 10b5-1 Plan may only be adopted during an open trading window under the policy.

The 10b5-1 Plans referenced above have a duration of between six and 13 months. Transactions under these 10b5-1 Plans will commence no earlier than December 2010, following the Company’s fourth quarter and full year earnings release and will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The Form 4 filings will also be available on the Company’s website at www.avagotech.com under the Investors section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of MSA Termination Agreement by and among Avago Technologies Limited, Bali Investments S.àr.l and the MSA Participant party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 24, 2010

Avago Technologies Limited

By:	/S/ DOUGLAS R. BETTINGER
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of MSA Termination Agreement by and among Avago Technologies Limited, Bali Investments S.àr.l and the MSA Participant party thereto.